RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.
ANNOUNCES RIGHTS OFFERING

Chicago, IL– November 1, 2019 -- RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) announces that its Board of Directors (the “Board”) has authorized and set the terms of an offering to the Fund’s stockholders of rights to purchase additional shares of common stock of the Fund.

In this offering, the Fund will issue transferable subscription rights (“Rights”) to its stockholders of record as of November 12, 2019 the “Record Date” and such stockholders, (“Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during November and December 2019 on shares issued in connection with the Rights Offering. The Rights are expected to be listed and tradable on the New York Stock Exchange (“NYSE”) under the ticker: OPP.rt.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders. The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions to be paid in November and December 2019.

The subscription price per share of common stock will be determined based upon a formula equal to 95% of the market price per share of common stock, or 92.5% of the reported net asset value, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date.  The subscription period will expire on December 10, 2019, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC, but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorth.com or call 800.617.0004. Please read them carefully before investing.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return.  The Fund had approximately $270 million of total managed assets and 11.0 million shares of common stock outstanding as of September 30, 2019.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks as well as the other information in the prospectus.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact
Chris Lakumb, CFA, CAIA
312.445.2336
clakumb@rivernorth.com

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